                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 4, 1998



                             CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)

           Texas                         1-12110                76-6088377

(State or other jurisdiction of      (Commission file        (I.R.S. Employer
incorporation or organization)            number)         Identification Number)


           3200 Southwest Freeway, Suite 1500, Houston, Texas  77027
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (713) 964-3555



                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On February 4, 1998, Camden Property Trust, a Texas real estate investment trust ("Camden"), Camden Subsidiary II, Inc., a Delaware corporation and a wholly owned subsidiary of Camden ("Sub"), and Oasis Residential, Inc., a Nevada corporation ("Oasis"), entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger, dated December 16, 1997, among Camden, Sub and Oasis.

         A copy of Amendment No. 1 is filed as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1 Amendment No. 1, dated as of February 4, 1998, to the Agreement and Plan of Merger, dated December 16, 1997, among Camden Property Trust, Camden Subsidiary II, Inc. and Oasis Residential, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 1998
                                        CAMDEN PROPERTY TRUST



                                        By: /s/ G. Steven Dawson
                                           --------------------------------
                                                G. Steven Dawson
                                                Senior Vice President -
                                                Finance, Chief Financial
                                                Officer and Treasurer

                             CAMDEN PROPERTY TRUST
                               INDEX TO EXHIBITS


EXHIBIT                                                                                                 PAGE
-------                                                                                                 ----
2.1              Amendment No. 1, dated as of February 4, 1998, to the Agreement and Plan of Merger, dated December 16, 1997,  among Camden
                 Property Trust, Camden Subsidiary II, Inc. and Oasis Residential, Inc.